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                                                                    EXHIBIT 10.3


                               SEAGATE TECHNOLOGY

                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------
                           (Restated August 6, 1987)
                     (As Amended Through October 27, 1994)
                        (As Amended Through April, 1997)
                       (As Amended Through August, 1998)

     The following constitutes the provisions of the Employee Stock Purchase Plan (herein called the "Plan") of Seagate Technology (herein called the "Company").

         1.  Purpose.  The purpose of the Plan is to provide employees of the
             -------
Company and its Designated Subsidiaries (as defined in paragraph 2(f)) with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.  Definitions.
             -----------

             (a) "Board" means the Board of Directors of the Company.

             (b) "Common Stock" means the Common Stock, $0.01, of the Company.

             (c) "Compensation" means base pay, excluding all other emoluments such as amounts attributable to overtime, shift premium, incentive compensation, bonuses and commissions; except that commissions paid with respect to the Company's sales activities shall be treated as a part of base pay. The Board or its Committee (as defined in Paragraph 13) may specifically direct the inclusions of any excluded item of compensation in a manner consistent with the requirements of
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Section 423 of the Code, as provided in Paragraph 1, but subject to the limitations contained in Paragraph 19 hereof.

       (d) "Employee" means any person, including an officer, who is employed by the Company or one of its Designated Subsidiaries.

       (e) "Subsidiary" means any corporation, domestic or foreign, in which the Company owns, directly or indirectly, 50% or more of the voting shares.

       (f) "Designated Subsidiaries" means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

       (g) "Offering Date" means the first day of each offering period of the Plan.

       (h) "Termination Date" means the last day of each offering period of the Plan.

   3.  Eligibility.
       -----------

       (a) General Rule.  Any employee, as defined in paragraph 2, who has been
           ------------
employed by the Company or one of its Designated Subsidiaries for at least 30 days prior to the Offering Date shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code.

       (b) Exceptions.  Any provisions of the Plan to the contrary
           ----------
notwithstanding, no employee shall be granted an option under the Plan if,

   (i) immediately after the grant, such employee (or any other person whose stock ownership would be attributed to such employee pursuant to Section 425(d) of the

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       Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company, or

  (ii) the rate of withholding under such option would permit the employee's rights to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds Twelve Thousand Five Hundred Dollars ($12,500) of fair market value of such shares (determined at the time such option is granted) for each offering period.

   4.  Offerings.  The Plan shall be implemented by one offering during each
       ---------
six month period of the Plan, commencing on September 24, 1981, the date of effectiveness with the Securities and Exchange Commission of the Company's Registration Statement on Form S-1 relating to its initial public offering and continuing thereafter until terminated in accordance with paragraph 19 hereof.

   5.  Participation.
       -------------

       (a) An eligible employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's payroll office not less than 15 days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible employees with respect to a given offering.

       (b) Payroll deductions for a participant shall commence with the first payroll following the Offering Date, or the first payroll following the date of valid filing of the subscription

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agreement, whichever is later, and shall end on the Termination Date of the offering, unless sooner terminated by the participant as provided in paragraph
10.

   6.  Payroll Deductions.
       ------------------

       (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period at a rate not exceeding ten percent (10%), or such other maximum rate as may be determined from time to time by the Board, of the Compensation which he would otherwise receive on such payday, provided that the aggregate of such payroll deductions during the offering period shall not exceed ten percent (10%), or such other maximum percentage as may be determined from time to time by the Board, of the Compensation which he would otherwise have received during said offering period.

       (b) All payroll deductions authorized by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

       (c) A participant may discontinue his participation in the Plan as provided in paragraph 10, but may not decrease or increase the rate of his payroll deductions during the offering period.

   7.  Grant of Option.
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       (a) On each Offering Date, each participant shall be granted an option to purchase (at the option price) the number of full shares of the Company's Common Stock arrived at by dividing such participant's total payroll deductions accumulated during such offering period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common

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Stock at the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company at the Termination Date, subject to the limitations set forth in paragraphs 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in paragraph 7(b) herein.

       (b) The option price per share of such shares shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company at the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company at the Termination Date unless: (a) the number of shares available for grant on the first day of the offering period is less than the number of shares required to be issued for that offering period, and (b) the fair market value of the Company's stock on the date additional shares are authorized by the stockholders is higher than it was on the first day of the offering period, in which case the offering price shall be the lower of (i) 85% of the fair market value on the date additional shares are authorized by the stockholders or (ii) 85% of the fair market value on the last day of the offering period. The fair market value of the Company's Common Stock on said dates shall be determined by the Company's Board of Directors, based upon such factors as the Board determines relevant; provided, however, that if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the reported bid price for the Common Stock as of such date; or, in the event that the Common Stock is listed on a stock exchange, the fair market value of a share of Common Stock shall be the closing price on the exchange as of such date.

   8.  Exercise of Option.  Unless a participant withdraws from the Plan as
       ------------------
provided in paragraph 10, his option for the purchase of shares will be exercised automatically at the Termination Date, and the minimum number of full shares subject to option will be purchased for

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him at the applicable option price with the accumulated payroll deductions in his account. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him.

  9. Delivery.  As promptly as practicable after the Termination Date of each
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offering, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the Termination Date of each offering period shall be returned to said participant.

 10. Withdrawal; Termination of Employment.
     -------------------------------------

     (a) A participant may withdraw all, but not less than all, the payroll deductions credited to his account under the Plan at any time prior to the Termination Date by giving written notice to the Company on a form provided for such purpose. All of the participant's payroll deductions credited to his account will be paid to him as soon as practicable after receipt of his notice of withdrawal, and his option for the current offering period will be automatically cancelled, and no further payroll deductions for the purchase of shares will be made during such offering period.

     (b) Upon termination of the participant's employment for any reason, including retirement or death, the payroll deductions accumulated in his account will be returned to him as soon as practicable after such termination or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option will be automatically cancelled.

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     (c) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

 11. Interest.  No interest shall accrue on the payroll deductions of a
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participant in the Plan.

 12. Stock.
     -----

     (a) The maximum number of shares of the Company's Common Stock which shall be reserved for sale under the Plan shall be 19,600,000 shares, subject to further adjustment upon changes in capitalization of the Company as provided in paragraph 18. The shares to be sold to participants in the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) hereof at the Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall return any excess funds accumulated in each participant's account as soon as practicable after the termination date of such offering period.

     (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

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     (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

 13. Administration.  The Plan shall be administered by the Board of Directors
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of the Company or a committee (the "Committee") appointed by the Board. The administration, interpretation or application of the Plan by the Board or the Committee shall be final, conclusive and binding upon all participants. Members of the Board or the Committee who are eligible employees are permitted to participate in the Plan, provided that:

     (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

     (b) No member of the Board who is eligible to participate in the Plan may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of options pursuant to the Plan.

     (c) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

 14. Designation of Beneficiary.
     --------------------------

     (a) A participant may file a written designation of a beneficiary who is to receive shares and/or cash, if any, from the participant's account under the Plan in the event of such participant's death at a time when cash or shares are held for his account.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant in the absence of a valid designation of a

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beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

       15.  Transferability.  Neither payroll deductions credited to a
            ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

       16.  Use of Funds.  All payroll deductions received or held by the
            ------------
Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

       17.  Reports.  Individual accounts will be maintained for each
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participant in the Plan.  Statements of account will be given to participating employees semi-annually as soon as practicable following the Termination Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

       18.  Adjustments Upon Changes in Capitalization.  Subject to any required
            ------------------------------------------
action by the shareholders of the Company, the number of shares of Common Stock covered by each option under

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the Plan which has not yet been exercised and the number of shares of Common
Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19.   Amendment or Termination.  The Board of Directors of the Company
           ------------------------
may at any time terminate or amend the Plan. No such termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the

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rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would:

               (a) Increase the number of shares that may be issued under the Plan;

               (b) Materially modify the requirements as to eligibility for participation in the Plan; or

               (c) Materially increase the benefits which may accrue to participants under the Plan.

         20.   Notices.  All notices or other communications by a participant to
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the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21.   Shareholder Approval.  Continuance of the Plan shall be subject
               --------------------
to approval by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon, which approval shall be:

               (a) (1) solicited substantially in accordance with Section 14(a) of the Securities Act of 1934, as amended (the "Act") and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 4(a) of the Act at the time such information is furnished; and

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               (b) obtained at or prior to the first annual meeting of
shareholders held subsequent to the first registration of Common Stock under
Section 12 of the Act.

                   In the case of approval by written consent, the shares "present or represented" shall mean all outstanding shares.

         22.   Conditions Upon Issuance of Shares.  Shares shall not be issued
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with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       As a condition to the exercise of an option and if required by applicable securities laws, the Company may require the participant for whose account the option is being exercised to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

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                              SEAGATE TECHNOLOGY

                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------
                            SUBSCRIPTION AGREEMENT
                            ----------------------

______  Original Application
______  Change in Payroll Deduction Rate
______  Change of Beneficiary(ies)

1.   ___________________________________ hereby elects to participate in the
     SEAGATE TECHNOLOGY Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Agreement and the Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ______% of my base pay in accordance with the Plan.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares in accordance with the Plan, and that shares will be purchased for me automatically at the end of the offering period unless I withdraw from the Plan by giving written notice to the Company.

4. I understand that prior to the delivery of any shares I will receive a copy of the Company's most recent prospectus which describes the Plan. A copy of the complete "Seagate Technology Employee Stock Purchase Plan" is on file with the Company.

5.   Shares purchased for me under the Plan should be issued in the name(s) of:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the first day of the offering period during which I purchased such shares or within 1 year after the date on which such shares were delivered to me, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the option price paid for the shares. I hereby agree to notify the Company in writing within 30 days
                  --------------------------------------------------------------
     after the date of any such disposition.  However, if I dispose of
     --------------------------------------
     such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the amount paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price,

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     measured as if the option had been exercised on the first day of the offering period during which I purchased such shares. The remainder of the gain, if any, recognized on such disposition will be taxed at capital gains rates.

7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Plan:

NAME:     (Please print)   _____________________________________________________
                           First                  Middle                   Last

________________________   _____________________________________________________
Relationship

                           _____________________________________________________
                           Address

NAME:     (Please print)   _____________________________________________________
                           First                  Middle                   Last

________________________   _____________________________________________________
Relationship

                           _____________________________________________________
                           Address

Date:  __________________________           ____________________________________
                                            Signature of Employee


________________________________________________________________________________
________________________________________________________________________________

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I do not wish to participate in the Employee Stock Purchase Plan.

Date: ________________________            _________________________________
                                          Signature of Employee

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